Debt	6 Months Ended	12 Months Ended
	Dec. 31, 2017	Jun. 30, 2017
Notes to Financial Statements
Note 6. Debt

In June 2015 the Director and President of the Company made the initial deposits to the Company’s bank accounts (checking and savings) in the amount $105 which is being carried as a loan payable. The Director loaned the company additional funds from time to time, paying expenses on behalf of the Company. The balance of the loan at December 31, 2017 is $3,231. The loan is non-interest bearing, unsecured and due upon demand.

In June 2015 the Director and President of the Company made the initial deposits to the Company’s bank accounts (checking and savings) in the amount $105 which is being carried as a loan payable. In January 31, 2016 the Director loaned the company an additional $326 and during the year ended June 30, 2017 he paid an invoice for $800 on behalf of the Company. The balance of the loan at June 30, 2017 is $1,231. The loan is non-interest bearing, unsecured and due upon demand.